UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2005
                         ------------------------------

                            IMPERIAL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           1-7190                                         65-0854631
           ------                                         ----------
    (Commission File No.)                      (IRS Employer Identification No.)

                           1259 Northwest 21st Street
                          Pompano Beach, Florida 33069
                          ----------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (954) 917-7665

                                 Not Applicable
                                 --------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

         The information is this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

         On March 30, 2005 Imperial Industries, Inc. issued a press release announcing its financial results for the year ending December 31, 2004. The press release is attached hereto as Exhibit 99.1 is incorporated herein by reference.

EXHIBIT         DESCRIPTION
99.1     Press Release dated March 30, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           Imperial Industries, Inc.

                                           By: /s/ Howard L. Ehler, Jr.
                                               ------------------------
                                                 Howard L. Ehler, Jr.
                                                 Principal Executive Officer/
                                                 Chief Financial Officer


Dated:   March 30, 2005

                                INDEX TO EXHIBITS


Exhibit No.                Description

    99.1                   Press Release issued by Imperial Industries, Inc.
                           dated March 30, 2005